SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 3
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM INVESTMENT SECURITIES FUNDS



     This Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (this "Amendment") amends, effective as of May 14, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 14, 2003.




                                      By:      /s/ Robert H. Graham
                                               --------------------------------
                                               Name: Robert H. Graham
                                               Title:    President

                          EXHIBIT 1 TO AMENDMENT NO. 3
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                       OF AIM INVESTMENT SECURITIES FUNDS


                                  "SCHEDULE A

                        AIM INVESTMENT SECURITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                                      CLASSES OF EACH PORTFOLIO

 AIM High Yield Fund                            Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Investor Class Shares

 AIM High Yield Fund II                         Class A Shares
                                                Class B Shares
                                                Class C Shares

 AIM Income Fund                                Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Investor Class Shares

 AIM Intermediate Government Fund               Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Investor Class Shares

 AIM Limited Maturity Treasury Fund             Class A Shares
                                                Class A3 Shares
                                                Institutional Class Shares

 AIM Money Market Fund                          Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                AIM Cash Reserve Shares
                                                Investor Class Shares

 AIM Municipal Bond Fund                        Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Investor Class Shares

 AIM Short Term Bond Fund                       Class C Shares

 AIM Total Return Bond Fund                     Class A Shares
                                                Class B Shares
                                                Class C Shares"